Exhibit 99.1

CASSAVA sciences Final Results of a Phase 2b Study of Sumifilam in Alzheimer’s Disease September 14, 2020 1

Forward-Looking Statements & Safe Harbor This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. To identify such forward-looking statements, in some cases we use terms such as “predicts, “believes,” “potential,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “should” or other words that will convey risk or uncertainty of future events or outcomes. All statements other than statements of historical fact contained in this presentation including, but not limited to, statements regarding plans or timing for future Phase 3 clinical studies with sumifilam; the interpretation of prior or current results of our Phase 2 clinical studies, including the measured effects of sumifilam on cognition; plans to publish results in a peer-reviewed journal; potential health benefits, if any, of changes in levels of biomarkers; verbal commentaries made by Cassava Sciences’ employees; and potential benefits, if any, of the Company’s product candidates for Alzheimer’s disease are forward-looking statements. Such statements are based largely on our current expectations and projections about future events. Such statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including, but not limited to, those risks relating to the ability to conduct or complete clinical studies on expected timelines, to demonstrate the specificity, safety, efficacy or potential health benefits of our product candidates, the severity and duration of health care precautions given the international outbreak of an infectious disease and including those described in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and future reports to be filed with the SEC. In light of these risks, uncertainties and assumptions, forward-looking statements and events discussed in this presentation are inherently uncertain and may not occur. Actual results could differ quickly, materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should never rely upon forward-looking statements as predictions of future events. This presentation may also contain statistical data based on independent industry publications or other publicly available information. We have not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that data. You are cautioned not to give undue weight to such data. We do not undertake any obligation to update this corporate presentation or any forward-looking statements included therein, except as required by law. The content of this presentation is solely our responsibility and does not necessarily represent the official views of the National Institutes of Health (NIH). CASSAVA sciences 2

Company Presenters Guest Presenter Remi Barbier Remi Barbier - Chairman, President & CEO Nadav Friedmann, PhD, MD - CMO, Board member Eight FDA drug approvals prior to Cassava Sciences. Lindsay H. Burns, PhD - SVP Neuroscience Eric Schoen - Chief Financial Officer Dr. Gonzalez-Rojas, MD    Dr. Gonzalez-Rojas is Principal Investigator (PI) on the Phase 2b study of sumifilam, and PI on an ongoing, one-year open-label study of sumifilam in patients with Alzheimer’s disease. Dr. Gonzalez-Rojas will be available for commentary during the Q&A session. Background - Yaneicy Gonzalez-Rojas MD, Internal Medicine, is an ACRP-certified Principal Investigator working in Coral Gables, FL. Besides being an established medical practitioner treating hundreds of Alzheimer’s patients annually, she has a keen interest in conducting quality clinical trials. Dr. Gonzalez-Rojas has participated in 13 clinical trials of various investigational drug agents for Alzheimer’s disease. EXELIXIS XOMA ARQULE Johnson Johnson Daiichi-Sankyo Abbott Abgenix elan UNIVERSITY OF CAMBRIDGE VERMILLION PriceWaterHouseCoopers CASSAVA sciences 3

Our Mission Cassava Sciences is dedicated to the development of novel approaches to detect and to treat Alzheimer’s disease. CASSAVA sciences 4

Our Company Cassava Sciences is dedicated to the development of novel approaches to detect & treat Alzheimer’s disease. Our initial focus is on developing sumifilam, a proprietary, investigational drug to treat Alzheimer's disease. Sumifilam is the first of a new class of drugs that target filamin proteins. Filamin-binding molecules are new to Alzheimer’s research and may represent an important advance towards the goal of disease-modifying drugs. Sumifilam reduces neurodegeneration and neuroinflammation in Alzheimer's disease by binding a single target. The underlying science is published in peer-reviewed journals and benefits from long-term scientific and financial support from the National Institutes of Health (NIH). In 2019, we announced positive results of an open-label, Phase 2a study of sumifilam in Alzheimer’s disease. In 2020, we completed a randomized, placebo-controlled Phase 2b study of sumifilam in Alzheimer’s disease, funded by a research grant from the NIH (NIA grant #AG060878). The purpose of this presentation is to inform our stakeholders of the final clinical results of our Phase 2b study with sumifilam in Alzheimer’s disease. Our future goal is to conduct a Phase III efficacy program with sumifilam in Alzheimer’s disease. CASSAVA sciences 5

Alzheimer’s Disease – Significant Unmet Needs Alzheimer’s disease (AD) is a progressive brain disorder that destroys memory and thinking skills. AD is the largest potential drug market in the world, where diagnostic methods are currently limited, treatment options are inadequate and the ability to slow disease progression is non-existent. About 5-6 million people live with AD in the U.S. today; incidence is expected to grow dramatically. There are no disease-modifying therapies for AD patients. Normal Brain Alzheimer’s Disease CASSAVA sciences 6

First Bioanalysis – Invalid Data As previously reported (May 2020), an outside lab conducted an initial bioanalysis of the Phase 2b study. Biomarker data received from that lab made no sense. A post-hoc analysis showed significant data anomalies in patients who took placebo for 28 days. Expected Observations for Patients Who Took Placebo Small changes in levels of biomarkers over 28 days. Biomarkers generally move in the same direction. Biomarkers that move in tandem show robust statistical correlations. Lab’s Observations for Patients Who Took Placebo Placebo patients showed large, dramatic swings (>100%) in levels of biomarkers over 28 days. Biomarkers appeared to follow a random walk; some moved in opposite directions from each other in the same patient. Changes in levels of biomarkers are uncorrelated (R2 = 0.06, on average) in placebo patients. See Appendix for more statistical data on placebo patients. CASSAVA sciences 7

Second Bioanalysis – Valid Data An academic lab conducted a second, final bioanalysis of the Phase 2b study. The academic lab shows proper biomarker data in patients who took placebo for 28 days. Data from the academic lab shows modest (4-6%, on average) changes in levels of biomarkers over 28 days; biomarkers that generally move in the same direction; robust statistical correlations (R2 = 0.96, on average) among changes in levels of biomarkers; and negative correlation with Aβ42. Aβ42 Total Tau P-tau181 NfL Ng YKL40 IL-6 Aβ42 1 -0.82 -0.89 -0.83 -0.86 -0.82 -0.85 Total Tau -0.82 1 0.96 0.96 0.97 0.94 0.96 P-tau181 -0.89 0.96 1 0.96 0.97 0.94 0.95 NfL -0.83 0.96 0.96 1 0.97 0.94 0.97 Ng -0.86 0.97 0.97 0.97 1 0.92 0.96 YKL40 -0.82 0.94 0.94 0.94 0.92 1 0.96 IL-6 -0.85 0.96 0.95 0.97 0.96 0.96 1 CASSAVA sciences 8

Science Lindsay Burns, PhD, SVP, Neuroscience CASSAVA sciences 9

Sumifilam - A Novel Drug for Alzheimer’s Disease Sumifilam is our proprietary, small molecule drug candidate to treat Alzheimer’s disease (AD) and other dementias and neurodegenerative diseases. Program benefits from long-term scientific & financial support from the National Institutes of Health (NIH). Sumifilam reduces neurodegeneration and neuroinflammation by binding a single target. In 2020, we concluded a comprehensive Phase 2 clinical testing program of sumifilam in AD, in collaboration with clinical/scientific advisors and NIH. CASSAVA sciences 10

The Target of Sumifilam is Altered Filamin A (FLNA) Filamin A (FLNA) is a scaffolding protein highly expressed in the brain. FLNA cross-links actin to provide structure and motility, but also interacts with >90 proteins, influencing many signaling pathways. The Alzheimer's brain carries an altered form of FLNA. Altered FLNA is critical to amyloid beta toxicity. CASSAVA sciences 11

Sumifilam Mechanism of Action The altered conformation of FLNA is a proteopathy in the AD brain. Altered FLNA enables A42 signaling via two different receptors: α7-nicotinic acetylcholine receptor (α7nAChR)     hyperphosphorylates tau Toll-like receptor 4 (TLR4)     releases inflammatory cytokines Sumifilam preferentially binds altered FLNA, restores its proper shape/function, potently suppressing A42 signaling via α7nAChR and TLR4. Through a single target, sumifilam reduces both neurodegeneration & neuroinflammation. CASSAVA sciences 12

10+ Year Discovery/Development Program

1

<2008
Basic research around neurobiology of Filamin A (FLNA).

2

2009
Discovery that altered FLNA associates with α7nAChR when Aβ signals.

3

2010
Screening/testing of compounds that bind altered FLNA and block α7nAChR/Aβ interaction.

4

2011
Sumifilam (formerly, PTI-125) binds altered FLNA with high affinity, blocks α7nAChR/Aβ interactions. Preclinical testing of sumifilam.

5

2017 - present
Clinical testing of sumifilam. Positive results reported in Alzheimer's patients.

CASSAVA sciences

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Peer-reviewed Science The underlying science for sumifilam has been subject to the scrutiny of many experts in the field……    …. including NIH, which has awarded our science programs >$10 million in research grant awards. NIH National Institutes of Health CASSAVA sciences 14

Hypothesis and Objective Clinical Hypothesis AD patients desperately need disease-modifying drug therapies. Published pre-clinical data support sumifilam’s potential as a disease-modifying drug for AD. Can sumifilam provide early clinical evidence of disease-modifying effects in a well-controlled study? Phase 2b Study Objective Evaluate safety, biomarkers and cognition following 28-day treatment with sumifilam, a new, first-in-class therapy. CASSAVA sciences 15

Bring on the Biomarkers Biological markers (‘biomarkers’) refers to objective measures of Alzheimer’s disease at the level of biology. Biomarkers present hard evidence for the presence and progression of Alzheimer’s disease. Alzheimer’s disease can take a decade or more to present. Over that time certain biomarkers rise dramatically, while cognition and health decline. One drug, one biomarker is the traditional paradigm in AD research. Sumifilam’s goal is to improve an entire panel of biomarkers of AD pathology, neuroinflammation and neurodegeneration. CASSAVA sciences 16

Clinical Results Nadav Friedmann, PhD/MD, Chief Medical Officer Lindsay Burns, PhD, SVP, Neuroscience CASSAVA sciences 17

Phase 2b - Study Design Randomized, Double-blind, Placebo-controlled, Multicenter Clinical Study Patient Enrollment Mild-to-moderate AD, MMSE ≥16 to 26, age 50-85 Sixty (64) patients recruited across 9 study sites in the U.S. Key Inclusion Criteria: CSF Total tau/Aβ42 ≥ 0.28 at screening CSF (1st lumbar puncture) and blood collected at screening/Day 11:1:1 Randomization First Cognition Test Day 1 Second Cognition Test Day 28 Sumifilam 50 mg, twice-daily, 28 days Sumifilam 100 mg, twice-daily, 28 days Matching placebo, twice daily, 28 days Primary Endpoint: biomarkers of disease Secondary Endpoint: cognition CSF (2nd lumbar puncture) and blood collected at Day 28 CASSAVA sciences 18

Phase 2b – Safety Sumifilam was safe and well-tolerated No serious adverse events No drug-related adverse events Common, non-persistent side-effects observed in placebo & drug groups No drug-related patient discontinuation CASSAVA sciences 19

Phase 2b - AD Pathology Decreased Significantly Levels of CSF Tau Proteins Decreased Significantly in Both Drug Groups % Change - Baseline to Day 28 -25% -20% -15% -10% -5% 0% Total Tau -2% -15% p <0.01 -18% p<0.01 P-Tau181 -2% -8% p<0.01 -11% p<0.01 Placebo 50 mg 100 mg All p-values vs placebo CASSAVA sciences 20

Phase 2b - Aβ42, Low in AD, Increased Significantly Change in Levels of CSF Amyloid-β42 Day 0 to Day 28 % Change - Baseline to Day 28 -5% 0% 5% 10% 15% 20% Placebo 0% 50 mg p < 0.01 17% 100 mg p < 0.01 14% Note: CSF amyloid-β42 levels are low in early stages of dementia in patients with Alzheimer’s disease. All p-values vs placebo CASSAVA sciences 21

Phase 2b - Total tau/Aβ42 Dropped Significantly A Key Diagnostic Criteria for AD Decreased Significantly in Both Drug Groups Change in Ratio of CSF T-tau/Aβ42 Day 0 to Day 28 CSF T-tau/Aβ42 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 Placebo, no change 1.2 Day 0 1.2 Day 28 Placebo 50 mg 25% Decrease (p < 0.01) 1.2 Day 0 0.9 Day 28 50 mg 100 mg 30% Decrease (p < 0.01) 1.0 Day 0 0.7 Day 28 100 mg CASSAVA sciences 22

Phase 2b - P-tau/Aβ42 Dropped Significantly A Key Diagnostic Criteria for AD Decreased Significantly in Both Drug Groups Change in Ratio of CSF P-tau/Aβ42 Day 0 to Day 28 CSF P-tau/Aβ42 0.00 0.05 0.10 0.15 0.20 0.25 0.30 0.35 0.40 Placebo, no change 0.34 Day 0 0.34 Day 28 Placebo 50 mg 20% Decrease (p < 0.01) 0.35 Day 0 0.28 Day 28 50 mg 100 mg 21% Decrease (p < 0.01) 0. 28 Day 0 0.22 Day 28 100 mg CASSAVA sciences 23

Phase 2b - Neurodegeneration Decreased Biomarkers of Neurodegeneration Decreased Significantly in Both Drug Groups Change in Levels of CSF Ng and NfL Day 0 to Day 28 % Change - Baseline to Day 28 -50% -40% -30% -20% -10% 0% Neurogranin -2% -36% p < 0.01 -43% p < 0.01 Neurofilament Light Chain -4% -28% p < 0.05 -34% p < 0.01 Placebo 50 mg 100 mg All p-values vs. placebo 24

Phase 2b - Neuroinflammation Decreased Biomarkers of Neuroinflammation Decreased Significantly in Both Drug Groups Change in Levels of CSF YKL-40, IL-6 and soluble TREM2, Day 0 to Day 28 % Change - Baseline to Day 28 -60% -50% -40% -30% -20% -10% 0% YKL-40 0% -10% -12% Both, p < 0.01 IL-6 -3% -10% -11% Both, p < 0.01 sTREM2 3% -43% -46% Both, p < 0.01 Placebo 50 mg 100 mg All p-values vs placebo CASSAVA sciences 25

Phase 2b - Summary of CSF Results Sumifilam Significantly Improved An Entire Panel of AD-related Biomarkers % Change - Baseline to Day 28 -50% -40% -30% -20% -10% 0% 10% 20% Aβ42 0% 17% 14% Total Tau -2% -15% -18% P-Tau181 -2% -8% -11% Neurogranin -2% -36% -43% NfL -4% -28% -34% YKL40 0% -10% -12% IL-6 -3% -10% -11% sTREM2 3% -43% -46% CASSAVA sciences Placebo 50 mg 100 mg CASSAVA sciences 26

Phase 2b – Cognition CANTAB (Cambridge Neuropsychological Test Automated Battery) is a widely used, computer-based battery of memory tests sensitive to subtle changes in cognition. Tests are independent of language skills, speed, gender or education. Cognitive assessments were made on Day 1 (pre-dose) and again on Day 28. Patients were tested on ‘episodic memory’ and ‘spatial working memory’. Patients advance through progressively more difficult levels. Outcome measure = total errors, with errors imputed for more difficult levels not reached, so……. Lower score is better! CASSAVA sciences 27

Phase 2b - Cognition Drug Groups Show Directional Improvements in Episodic Memory Change – Baseline to Day 28 -6 -5 -4 -3 -2 -1 0 Placebo -1.5 50 mg -5.7 100 mg -4.5 37% Effect Size 23% Effect Size Episodic Memory Endpoint: Lower score is better on change from baseline in Total Errors on Paired Associates Learning (PAL). Effect sizes vs. placebo were calculated by Hedge’s g after removing the most and least impaired subjects across all groups by baseline score. Effect size measures the magnitude of effect; in contrast, statistical significance measures the probability of effect occurring by chance. CASSAVA sciences 28

Phase 2b – Cognition Drug Groups Show Directional Improvements in Spatial Working Memory Change – Baseline to Day 28 -3.5 -3 -2.5 -2 1.5 -1 -0.5 0 Placebo -0.41 50 mg -1.65 100 mg -3.33 17% Effect Size 46% Effect Size Spatial Working Memory Endpoint: Lower score is better on change from baseline in Total Errors on Spatial Working Memory task. Effect sizes vs. placebo were calculated by Hedge’s g. Patients who did not take drug (no blood levels) were removed. CASSAVA sciences 29

Phase 2b - Cognition/Biomarker Correlation Cognitive Improvement Correlates Most (R2 = 0.5) With Decreases in CSF P-tau181 YKL 0.30 NfL 0.36 T-tau 0.37 Albumin 0.37 IL-6 0.41 P-tau181 0.48 CASSAVA sciences 30

Summary of Drug Effects 98% of patients treated with sumifilam 50 mg or 100 mg b.i.d. for 28 days showed improvements in validated biomarkers of AD pathology; neuroinflammation; and neurodegeneration; with no safety issues. Sumifilam appears to stabilize or improve memory. 37% and 23% effect sizes in episodic memory vs placebo 17% and 46% effect sizes in spatial working memory vs placebo Improved cognition correlated most strongly with reduction in levels of P-tau181 (R2 = 0.5) Target engagement and mechanism of action were demonstrated in prior clinical and non-clinical studies and was demonstrated again in this Phase 2b. These data validate FLNA as a promising new therapeutic target for AD. CASSAVA sciences 31

Conclusions & Next Steps Remi Barbier, President & CEO Eric Schoen, Chief Financial Officer CASSAVA sciences 32

Conclusions A well-controlled Phase 2b study of sumifilam showed promising treatment effects in mild-to-moderate AD patients. No other clinical-stage drug candidate has improved an entire panel of biomarkers of disease pathology, neurodegeneration and neuroinflammation, and appears to benefit cognition. Phase 2b drug effects are consistent with Phase 2a clinical results, preclinical data, mechanism of action and basic research. The dataset highlight sumifilam’s potential as a disease-modifying drug candidate for Alzheimer’s disease. Clinical data will need to be replicated in large, Phase 3 efficacy studies. CASSAVA sciences 33

Next Steps - Replicate Drug Effects in Phase 3 Phase 2b publication, peer-reviewed journal. End-of-phase 2 (EOP2) meeting with FDA. Complete patient enrollment in on-going, open-label study of sumifilam. Develop study plan for Phase 3 efficacy program in Alzheimer’s disease. Manufacture Phase 3 clinical trial supplies (drug substance + oral tablets). Initiate Phase 3 efficacy program, estimated 2021+ CASSAVA sciences 34

Intellectual Property Sumifilam was discovered in-house. Cassava Sciences owns exclusive, worldwide rights to this and other drug asset and related technologies, without milestone or royalty obligations to any third party. Sumifilam is a novel molecule. Cassava Sciences owns composition of matter claims on sumifilam and other novel, filamin-binding molecules. Cassava Sciences’ patent protection in this area currently runs beyond 2037, plus extensions, and includes seven issued patents and related patent filings and applications. CASSAVA sciences 35

Key Financials Nasdaq ticker: SAVA Shares Outstanding 24.9 million Warrants Outstanding 1.4 million Total Shares outstanding – 26.3 million Unaudited Financials Cash Balance at June 30, 2020 ≈ $25.3 million Expected Net Cash Use Full-year 2020 ≈ $ 5.0 million No Debt CASSAVA sciences 36

Clinical Discussion with Dr. Gonzalez-Rojas, MD, Principal Investigator Yaneicy Gonzalez-Rojas MD, Internal Medicine, is an ACRP-certified Principal Investigator working in Coral Gables, FL. Besides being an established medical practitioner treating hundreds of Alzheimer’s patients annually, she has a keen interest in conducting quality clinical trials. Dr. Gonzalez-Rojas has participated in 13 clinical trials of various investigational drug agents for Alzheimer’s disease, including sumifilam. Q & A Session CASSAVA sciences 37

Thank you! CASSAVA sciences 38

Appendix: Key Publications Journal of Prevention of Alzheimer’s Disease 2020; DOI: 10.14283 PTI-125 Reduces Biomarkers of Alzheimer’s Disease In Patients: http://link.springer.com/article/10.14283/jpad.2020.6 Neuroimmunology and Neuroinflammation 2017;4:263-71: Altered filamin A enables amyloid beta induced tau hyperphosphorylation and neuroinflammation in Alzheimer’s disease: http://nnjournal.net/article/view/2313 Neurobiology of Aging (Volume 55) July 2017, Pages 99—114) PTI-125 binds and reverses an altered conformation of filamin A to reduce Alzheimer's disease pathogenesis: http://www.neurobiologyofaging.org/article/S0197-4580(17)30087-8/ Alzheimer's & Dementia Volume 8, Issue 4, Supplement, 1 July 2012, Pages p259-p260 PTI-125 reduces amyloid-related Alzheimer's pathogenesis by targeting filamin A: https://www.sciencedirect.com/science/article/pii/S1552526012008242 Journal of Neuroscience 18 July 2012, 32 (29) 9773-9784 Reducing amyloid-related Alzheimer's disease pathogenesis by a small molecule targeting filamin A http://www.jneurosci.org/content/32/29/9773.short CASSAVA sciences 39

Appendix - Biomarkers Generally Correlate! AD biomarkers generally move in tandem as disease progresses. Therefore, a valid and sound bioanalysis should show data from placebo patients with robust statistical correlations among changes in biomarkers. The first bioanalysis showed no correlation in the placebo samples (R2=0.06, on average). Correlation Values (R2) Between Changes in CSF Biomarkers. Placebo patients only – Baseline vs. Day 28. Total Tau P-tau181 NfL Ng YKL40 IL-6 Total Tau 1.00 0.41 0.07 0.39 0.25 -0.05 P-tau181 0.41 1.00 -0.13 0.00 -0.04 0.26 NfL 0.07 -0.13 1.00 -0.05 -0.16 -0.07 Ng 0.39 0.00 -0.05 1.00 0.43 -0.21 YKL40 0.25 -0.04 -0.16 0.43 1.00 -0.15 IL-6 -0.05 0.26 -0.07 -0.21 -0.15 1.00 CASSAVA sciences CONFIDENTIAL, NON-PUBLIC INFORMATION 40